[GRAPHIC OF FLAGS OMITTED]

                     GABELLI INTERNATIONAL GROWTH FUND, INC.
                       SEMI-ANNUAL REPORT - JUNE 30, 2001

                          [GRAPHIC OF 4 STARS OMITTED]


            MORNINGSTARRATED(TM) GABELLI INTERNATIONAL GROWTH FUND 4 STARS OVERALL AND FOR THE FIVE-YEAR PERIOD ENDED 06/30/01 AMONG 837 INTERNATIONAL EQUITY FUNDS. THE FUND WAS RATED 3 STARS FOR THE THREE-YEAR PERIOD ENDED 06/30/01 AMONG 1313
                           INTERNATIONAL EQUITY FUNDS.

                                                 [PHOTO OMITTED OF CAESAR BRYAN]
                                                                   CAESAR BRYAN
TO OUR SHAREHOLDERS,

      International equity markets staged a decent recovery at the start of the second quarter, only to give up the gains as the quarter progressed. For example, international markets, in aggregate, declined by 4.1% in June. For the quarter, the Morgan Stanley Capital International ("MSCI") EAFE Index declined by 0.9%.

      In April, equity markets were supported by a belief that the worst had been seen in terms of corporate earnings and a surprise interest rate cut by the Federal Reserve Board (the "Fed"). Indeed, by the middle of May the Dow Jones Industrial Average reached its highest level since January 2000. However, despite a further rate cut by the Fed, poor corporate news from companies such as Nortel Networks capped the rally and the quarter ended on a sour note. For the quarter, the Standard & Poor's ("S&P") 500 Index rose by 5.85% and the Nasdaq Composite rallied by 17.43%.

      European markets, as measured by the MSCI Europe index, declined by 1.6% during the second quarter. On the positive side, Ireland was up 12.4% while most of the other European markets either rose or fell by a percentage point or two. The Japanese Topix Index rose by 2.5%. The dollar continued its climb appreciating by about 4% against the accident prone Euro, but declined by less than 1% against the Yen. Most emerging markets posted solid gains for the quarter with the exception of Taiwan, which continued to feel the effects of the technology slowdown.

MULTI-CLASS SHARES

      Gabelli International Growth Fund, Inc. (the "Fund") began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants. The Board of Trustees determined that expanding the types of fund shares available through various distribution options will enhance the ability of the Funds to attract additional investors.

________________________________________________________________________________

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of June 30, 2001 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

INVESTMENT RESULTS (CLASS AAA SHARES) (a)
--------------------------------------------------------------------------------

                                                            Quarter
                                          ----------------------------------------------------------
                                           1ST          2ND          3RD          4TH          YEAR
                                          -----        -----        -----        -----        -------
  2001:   Net Asset Value ..............   $15.20       $15.57           --           --           --
          Total Return .................   (16.9)%        2.4%           --           --           --
--------------------------------------------------------------------------------------------------------
  2000:   Net Asset Value ..............   $24.34       $21.45       $20.07       $18.29       $18.29
          Total Return .................     6.7%       (11.9)%       (6.4)%       (5.1)%      (16.5)%
--------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value ..............   $15.94       $16.38       $17.40       $22.82       $22.82
          Total Return .................     2.0%         2.8%         6.2%        36.9%        52.4%
--------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value ..............   $17.03       $17.58       $14.74       $15.63       $15.63
          Total Return .................    18.3%         3.2%       (16.2)%       14.7%        17.4%
--------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value ..............   $13.51       $14.67       $15.31       $14.40       $14.40
          Total Return .................     0.7%         8.6%         4.4%        (5.9)%        7.3%
--------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value ..............   $11.71       $12.55       $12.53       $13.42       $13.42
          Total Return .................     6.6%         7.2%        (0.2)%        7.1%        22.2%
--------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value ..............       --           --       $10.57       $10.98       $10.98
          Total Return .................       --           --         5.7%(b)      3.9%         9.8%(b)
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    AVERAGE ANNUAL RETURNS (CLASS AAA SHARES)
                                JUNE 30, 2001 (A)

  1 Year ...............................          (24.37)%
  5 Year ...............................            7.85%
  Life of Fund (b) .....................           10.59%
--------------------------------------------------------------------------------
                                     DIVIDEND HISTORY
--------------------------------------------------------------------------------
              PAYMENT (EX) DATE RATE PER SHARE REINVESTMENT PRICE
              ----------------- -------------- ------------------
              December 27, 2000     $0.754           $18.00
              December 27, 1999     $0.970           $22.06
              December 28, 1998     $1.260           $15.49
--------------------------------------------------------------------------------

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses for Class AAAShares. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on June 30, 1995. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

INVESTMENT PERFORMANCE

      For the second quarter ended June 30, 2001, the Fund's net asset value rose 2.43%. The MSCI EAFE Index of international markets declined 1.24% while the Lipper International Fund Average rose 0.02%, over the same period. The MSCI EAFE Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund fell 24.37% over the trailing twelve-month period. The MSCI EAFE Index of international markets and Lipper International Fund Average declined 23.63% and 24.02%, respectively, over the same twelve-month period.

      For the two-year period ended June 30, 2001, the Fund had a cumulative return of 3.39%, versus cumulative declines of 10.31% and 5.49% for the MSCI EAFE Index and the Lipper International Fund Average, respectively, over the same period. For the five-year period ended June 30, 2001, the Fund returned 7.85% annually, versus average annual returns of 3.11% and 4.26% for the MSCI EAFE Index and the Lipper

International Fund Average, respectively. Since inception on June 30, 1995 through June 30, 2001, the Fund had a cumulative total return of 83.13%, which equates to an average annual total return of 10.59%.

OUR APPROACH

      We purchase attractively valued companies that we believe have the opportunity to grow earnings more rapidly than the average in that company's local market. We pay close attention to a company's market position, management and balance sheet, with particular emphasis on the ability of the company to finance its growth. Generally, we value a company relative to its local market but, where appropriate, will attempt to benefit from valuation discrepancies between markets. Our primary focus is on security selection and not country allocation, but the Fund will remain well diversified by sector and geography. Country allocation is likely to reflect broad economic, financial and currency trends as well as relative size of the market.

INTERNATIONAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of June 30, 2001. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

[GRAPH OMITTED]
                                   HOLDINGS BY
                          GEOGRAPHIC REGION - 6/30/01

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
                               Other Europe 26.9%
                              United Kingdon 22.4%,
                                  Japan 19.7%,
                               Switzerland 13.9%,
                                  France 10.2%,
                                 Hong Kong 3.1%,
                                 Australia 2.5%,
                               United States 0.7%,
                               South Africa 0.6%,

COMMENTARY

      We are in the middle of a global economic slowdown. A few months ago there was some doubt as to whether the U.S. slowdown would spread to Europe. The European Central Bank ("ECB") took the position that as trade between Europe and the U.S. was small relative to the size of the European economy the impact of a U.S. slowdown on Europe's economy would be limited. Instead they argue that the greater threat to economic stability in Europe is inflation. As a consequence they have not, apart from a nominal 25 basis point reduction in May, made any meaningful interest rate reductions.

      Recent evidence suggests that the ECB has been overconfident. The U.S. slowdown appears to have traveled across the Atlantic. The ease at which this happened can probably be laid at the doorstep of multinational companies. During the past decade there has been an unprecedented amount of investment in the U.S. made by European companies. Of course, the European activities of major U.S. companies are well known. Ford, Microsoft, Intel, and IBM are household names in Europe. As the slowdown unfolded in the U.S., both American and European multinationals have cut spending in Europe.

      The current slowdown seems to be different from previous periods of slow growth. Typically, since the Second World War, periods of slow growth have been caused by the central banks raising interest rates to slow demand as prices have risen beyond acceptable levels. This time companies have sharply reduced spending in response to overcapacity in many sectors of the economy. Inflation does not appear to be a problem. Indeed, Mr. Greenspan, chairman of the Fed, has said that inflation does not pose any threat at the current time. In response to sharp reductions in capital expenditures and lower corporate profits, the Fed has aggressively reduced interest rates.

      The U.S. consumer, so often the hero of the global economy, refuses to capitulate. Obviously lower interest rates and the tax rebate will support consumer spending, but it is unlikely that the U.S. consumer can continue to carry the economy on his heavily indebted back. Help is needed from Europe and Japan. As the inflation threat wanes in Europe over the next few months, we believe that the ECB will follow the Fed and reduce interest rates more aggressively. This should act to spur demand in Europe.

      The Japanese economy is the slowest growing of the three major economic entities. Their new Prime Minister, Mr. Koizumi, has a wonderful opportunity to implement significant policy reform. This opportunity is based in his popular appeal among voters, which allows him to bypass the Liberal Democratic Party ("LDP") old guard. His challenge is to push through both economic and political reforms. One without the other is probably not sufficient. Will he succeed? We will not know for some time, but if we observe compromise with the senior figures within the LDP then the chances of success will be greatly diminished. He must seize the opportunity.

      The current investment environment is challenging. In the plus column we have accommodative central bank policy, low and falling inflation, and in the case of Europe and Japan the prospects for significant reform. Valuations have now corrected to much more attractive levels.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of June 30, 2001.

ASTRAZENECA PLC (AZN.L - $46.46 - LONDON STOCK EXCHANGE; AZN.SS - $46.21 - STOCKHOLM STOCK EXCHANGE; AZN - $46.75 - NYSE) is a leading global pharmaceutical company. The merger of London-based Zeneca and Swedish-based Astra created the current organization. Astra is best known for its highly successful ulcer medicine commonly known as Losec which is losing its patent protection. We believe AstraZeneca will be successful in defending its franchise in the gastrointestinal segment with the support of its strong research and development effort. The company also has strong position in the cardiovascular, oncology and respiratory treatment areas.

BANK OF IRELAND (BKIR.I - $9.72 - IRISH STOCK EXCHANGE) is one of the leading financial institutions in Ireland. The Bank is a major beneficiary of the strong economic growth that Ireland is currently experiencing. Outside its home market, the company has expanded into the United Kingdom. Management has created a strong regional Bank in the European context, with a dominant presence in the Irish savings market.

COMPAGNIE FINANCIERE RICHEMONT AG (RIFZ.S - $2,559.32 - ZURICH STOCK EXCHANGE) is one of the world's leading luxury goods companies with brand names such as Cartier, Piaget, Montblanc, Karl Lagerfeld and Alfred Dunhill. The company also has a major investment in tobacco with its significant investment in B.A.T., the world's second largest tobacco company. Adjusted for its stake in B.A.T., the market values its wholly owned luxury goods business at a significant discount to other luxury goods producers. The company exercises tight control over the distribution of its products, is expanding its retail outlets and is benefiting from the trend towards consumers buying branded jewelry products.

CRH PLC (CRH.L - $16.78 - LONDON STOCK EXCHANGE) is a Dublin, Ireland-based international building materials company that has an excellent long-term track record of increasing earnings per share. CRH is a leading producer and distributor of a wide range of building products and materials that has grown by making acquisitions that are complimentary to its existing operations. CRH's diversity in its product line and geographic reach keep this company well protected against a slow down in any one particular product segment or country. This global presence should contribute to CRH's continued growth.

DIAGEO PLC (DGE.LN - $10.92 - LONDON STOCK EXCHANGE) is one of the world's leading consumer goods companies with operations in food, alcoholic beverages and fast food restaurants. It was formed in December 1997 through the merger of GrandMet and Guinness. Diageo owns Burger King restaurants and markets food products under the Pillsbury, Haagen Dazs and Green Giant brand names. The company's drink brands include Smirnoff, Johnnie Walker, J&B, Gordon's, Malibu, Baileys, Guinness and Tanqueray. The company recently agreed to acquire Seagram's drinks businesses, and in the future will focus its attention on its beverage activities. The company plans to divest Burger King and has agreed to merge Pillsbury into a larger food company.

GLAXOSMITHKLINE PLC (GSK.L - $27.93 - LONDON STOCK EXCHANGE) is one of the world's premier health care companies. The company has a five percent share of the global pharmaceutical market with leadership positions in gastrointestinal, respiratory and viral infection therapies. Glaxo's best-known product, Zantac, has recently lost patent protection but other Glaxo drugs are experiencing rapid growth. One of the company's strengths is the effectiveness of their research and development effort and Glaxo remains on track to bring three significant medicines to the market per year from the year 2000 onwards. Glaxo's merger with fellow U.K. health care concern SmithKline Beecham was completed on December 27, 2000.

NOVARTIS AG (NOVN.S - $36.07 - ZURICH STOCK EXCHANGE) is one of the world's premier healthcare companies with over $20 billion in sales. Apart from pharmaceuticals, the company has important activities in generics, consumer health products, animal health, and eye care, through CIBA Vision. Management has moved the company's focus from life sciences to becoming a pure pharmaceutical business. This has included increasing the company's marketing skills ahead of a number of important product introductions. Novartis has a considerable amount of net cash which can be used for acquisitions and stock buy backs.

SANOFI-SYNTHELABO SA (SASY. PA - $65.61 - PARIS STOCK EXCHANGE) was created in 1999 from the merger of two publicly quoted French-based pharmaceutical companies. The merged entity is controlled by Total Elf, the French oil giant, and L'Oreal, the consumer products giant. Sanofi-Synthelabo is one of the fastest growing major pharmaceutical companies with popular products for the cardiovascular and central nervous system markets.

SWISS RE (RUKN.S - $1,998.50 - ZURICH STOCK EXCHANGE) is one of the world's largest reinsurance companies with gross premium income in excess of $15 billion in 2000. The life business contributes 30% of total premium income following Swiss Re's acquisition of U.S.-based Life Re Corp. in 1999. Life insurance is a growth market and reinsurance companies actually benefit from consolidation in the life insurance sector. The company expects an improvement in the non-life result following promising signs during the past business renewal. Swiss Re has a consistent track record of earnings growth.

INVESTMENT SCORECARD

      First the winners. Among financials, Nikko Securities and Bank of Ireland rose by 14% and 19%, respectively. Both our Japanese telecommunications holdings did well. KDDI rose by 44% and Japan Telecom rose by 16%. KDDI's share price reacted positively to its announced program to reduce debt, and Japan Telecom's share price benefited from Vodafone increasing its stake in the company. Some of the Fund's consumer stocks did well. These included Capcom, a Japanese game software developer,

Richemont, the luxury goods manufacturer and retailer, Nintendo and Diageo, the world's largest spirits company. Otherwise, Obic, a Japanese software supplier, appreciated by 22%, and News Corp. rallied 21%.

      On the other side of the ledger, the Fund's losers included a number of European telecommunications holdings and technology stocks. Particularly disappointing was the performance of Vodafone, which declined about 20%. We believe that the company has the opportunity to be one of the world's leading wireless operators with a major presence in Japan, Europe and the United States. The company has a solid balance sheet, certainly relative to most of its competitors, and sound operating management. However, the market has become nervous about Vodafone's growth prospects with particular concerns over the timing of the introduction and success of the next generation of wireless services. Also, the overhang of stock due to previous acquisitions has added further uncertainty. Other significant positions which disappointed include Proseiben, the German broadcaster, and THK, a Japanese manufacturer of industrial components.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                        WHO                WHEN
                        ---                ----
      Special Chats:    Mario J. Gabelli   First Monday of each month
                        Howard Ward        First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                        AUGUST             SEPTEMBER          OCTOBER
                        ------             ---------          -------
      1st Wednesday     Caesar Bryan       Walter Walsh       Ivan Arteaga
      2nd Wednesday     Ivan Arteaga       Caesar Bryan       Tim O'Brien
      3rd Wednesday     Linda Caulkin      Hart Woodson       Susan Byrne
      4th Wednesday     Tim O'Brien        Barbara Marcin     Caesar Bryan
      5th Wednesday     Barbara Marcin                        Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      We believe that one of the keys to the current environment is to identify companies that have pricing power and therefore some control over profitability. The Fund has a heavy concentration in healthcare, financial services, consumer and service sectors. Most of our holdings are in companies that have a product or service that is hard to duplicate and where there is a high barrier to entry. We have not abandoned quality businesses which are economically sensitive such as entertainment and broadcasting. To do so would mean taking a stand that economies will not recover in the medium term, and that is not a bet we are willing to take at the current time.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GIGRX. Please call us during the business day for further information.


                                                 Sincerely,

                                                 /S/CAESAR BRYAN
                                                 CAESAR BRYAN
                                                 President and Portfolio Manager
July 31, 2001

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                  JUNE 30, 2001
                                  -------------
        GlaxoSmithKline plc                             Bank of Ireland
        AstraZeneca plc                                 Swiss Re
        Novartis AG                                     CRH plc
        Compagnie Financiere Richemont AG               Nintendo Co. Ltd.
        Diageo plc                                      Sanofi-Synthelabo S
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   AVERAGE ANNUAL RETURNS -- JUNE 30, 2001 (A)
                   -------------------------------------------
                                  CLASS A SHARES         CLASS B SHARES       CLASS C SHARES
                                  --------------         --------------       --------------
  1 Year .........................   (24.37)%             (24.52)%               (24.61)%
                                     (28.72)%(c)          (28.31)%(d)            (25.39)%(d)
  Inception of share class(b) ....   (29.04)%             (29.14)%               (29.21)%
                                     (32.12)%(c)          (31.83)%(d)            (29.76)%(d)

  (a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses for Class A, Class B and Class C Shares. Current returns may be higher or lower than that shown. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of offering on March 1, 2000. (c) Includes the effect of the maximum 5.75% sales charge at the beginning of the period. (d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.

--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

GABELLI INTERNATIONAL GROWTH FUND, INC.
PORTFOLIO OF INVESTMENTS -- JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                      MARKET
 SHARES                                               COST            VALUE
 ------                                               ----            ------

               COMMON STOCKS -- 96.1%
               AEROSPACE -- 1.1%
 125,000       BAE Systems plc .............      $   766,355       $   598,603
                                                  -----------       -----------

               BROADCASTING -- 3.1%
 124,525       Granada plc+ ................          438,134           261,386
  13,000       Nippon Broadcasting
                 System Inc. ...............          775,785           458,644
  25,575       NRJ Groupe+ .................          241,087           385,387
  10,000       RTL Group ...................          599,500           608,259
                                                  -----------       -----------
                                                    2,054,506         1,713,676
                                                  -----------       -----------

               BUILDING AND CONSTRUCTION -- 2.7%
  88,750       CRH plc .....................        1,264,156         1,488,871
                                                  -----------       -----------

               BUSINESS SERVICES -- 4.3%
 134,525       Compass Group plc+ ..........        1,079,135         1,076,533
   8,333       Reuters Holdings plc, ADR ...          728,128           647,891
  12,000       Secom Co. Ltd. ..............          832,977           667,044
                                                  -----------       -----------
                                                    2,640,240         2,391,468
                                                  -----------       -----------

               COMMUNICATIONS EQUIPMENT -- 0.7%
  18,000       Nokia Corp., Cl. A, ADR .....          733,645           396,720
                                                  -----------       -----------

               COMPUTER SOFTWARE AND SERVICES -- 1.9%
  16,000       Capcom Co. Ltd. .............          538,361           554,221
   2,300       Obic Co. Ltd. ...............          475,128           518,035
                                                  -----------       -----------
                                                    1,013,489         1,072,256
                                                  -----------       -----------

               CONSUMER PRODUCTS -- 11.4%
  62,000       Altadis SA ..................          909,852           883,885
  18,000       Christian Dior SA ...........          897,658           647,625
     760       Compagnie Financiere
                 Richemont AG, Cl. A .......        1,328,627         1,945,086
   7,500       Nintendo Co. Ltd. ...........        1,035,186         1,383,049
  30,000       Shimano Inc. ................          483,344           442,126
   1,000       Swatch Group AG .............          888,715         1,001,474
                                                     --------         --------
                                                    5,543,382         6,303,245
                                                  -----------       -----------

               DIVERSIFIED INDUSTRIAL -- 1.0%
 107,000       Swire Pacific Ltd., Cl. A ...          783,325           554,814
                                                  -----------       -----------

               EDUCATIONAL SERVICES -- 0.4%
   6,400       Benesse Corp. ...............          638,633           200,649
                                                  -----------       -----------
               ELECTRONICS -- 4.1%
  35,000       Fujitsu Ltd. ................          472,430           366,393
  26,800       Philips Electronics NV ......        1,267,218           710,362
   5,000       Rohm Co. Ltd. ...............        1,291,744           776,968
   6,000       Sony Corp. ..................          526,624           394,814
                                                  -----------       -----------
                                                    3,558,016         2,248,537
                                                  -----------       -----------

                                                                      MARKET
 SHARES                                               COST            VALUE
 ------                                               ----            ------
               ENERGY AND UTILITIES -- 4.0%
 120,000       BP plc ......................       $1,061,626       $   990,878
   4,000       BP plc, ADR .................          210,550           199,400
   7,444       Total Fina Elf SA ...........        1,123,894         1,040,550
                                                  -----------       -----------
                                                    2,396,070         2,230,828
                                                  -----------       -----------

               ENTERTAINMENT -- 3.4%
 161,000       Publishing & Broadcasting Ltd.       1,070,687           742,796
  20,000       Vivendi Universal SA ........        1,687,267         1,154,908
                                                  -----------       -----------
                                                    2,757,954         1,897,704
                                                  -----------       -----------

               EQUIPMENT AND SUPPLIES -- 2.1%
  24,000       Olympus Optical Co. Ltd. ....          361,874           384,491
  40,000       THK Co. Ltd. ................        1,286,628           752,111
                                                     --------         --------
                                                    1,648,502         1,136,602
                                                  -----------       -----------

               FINANCIAL SERVICES -- 5.0%
  14,000       Invik & Co. AB, Cl. B .......        1,036,830         1,003,214
   6,000       Jafco Co. Ltd. ..............          666,899           572,984
 145,000       Nikko Securities Co. Ltd. ...        1,072,743         1,156,996
                                                  -----------       -----------
                                                    2,776,472         2,733,194
                                                  -----------       -----------

               FINANCIAL SERVICES: BANKS -- 6.3%
 190,000       Banca Intesa SpA ............          756,654           670,736
 160,005       Bank of Ireland .............        1,086,438         1,555,596
 110,000       Bank of Scotland ............        1,092,336         1,242,282
                                                  -----------       -----------
                                                    2,935,428         3,468,614
                                                  -----------       -----------
               FINANCIAL SERVICES: INSURANCE -- 9.9%
  20,000       Aegon NV ....................          744,622           565,507
   3,800       Allianz AG ..................        1,378,461         1,116,458
 100,000       Irish Life & Permanent plc,
                 London ....................          785,097         1,151,147
  50,000       Prudential plc ..............          750,276           601,036
  45,000       RAS SpA .....................          489,166           553,148
     750       Swiss Re ....................        1,449,051         1,498,873
                                                  -----------       -----------
                                                    5,596,673         5,486,169
                                                  -----------       -----------
               FOOD AND BEVERAGE -- 5.1%
 145,000       Diageo plc ..................        1,242,028         1,583,410
  29,600       Interbrew SA+ ...............          850,301           791,846
 169,000       Parmalat Finanziaria SpA ....          416,842           450,670
                                                  -----------       -----------
                                                    2,509,171         2,825,926
                                                  -----------       -----------

               HEALTH CARE -- 18.2%
   8,000       AstraZeneca plc, ADR ........          327,813           374,000
  20,500       AstraZeneca plc, London .....          826,059           952,489
  14,126       AstraZeneca plc, Stockholm ..          532,974           652,767
  13,000       Aventis SA ..................          979,044         1,034,012
  75,140       GlaxoSmithKline plc+ ........        2,039,704         2,098,473
  54,000       Novartis AG .................        1,869,377         1,947,593

               See accompanying notes to financial statements.

GABELLI INTERNATIONAL GROWTH FUND, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                      MARKET
 SHARES                                               COST            VALUE
 ------                                               ----            ------

               COMMON STOCKS (CONTINUED)
               HEALTH CARE (CONTINUED)
  16,000       Roche Holding AG ............       $1,630,889        $1,137,208
  19,000       Sanofi-Synthelabo SA ........          833,189         1,246,571
  13,000       Takeda Chemical
                 Industries Ltd. ...........          766,052          604,576
                                                  -----------       -----------
                                                    9,805,101        10,047,689
                                                  -----------       -----------

               METALS AND MINING -- 0.6%
  37,500       Harmony Gold
                 Mining Co. Ltd. ...........          181,434           217,132
  15,000       Harmony Gold
                 Mining Co. Ltd., ADR ......           79,800            85,350
                                                  -----------       -----------
                                                      261,234           302,482
                                                  -----------       -----------

               PUBLISHING -- 2.3%
 243,146       Independent News &
                 Media plc, Dublin .........          740,215           483,723
  82,037       News Corp. Ltd. .............          628,556           758,575
                                                  -----------       -----------
                                                    1,368,771         1,242,298
                                                  -----------       -----------
               REAL ESTATE -- 2.0%
 103,000       Cheung Kong (Holdings) Ltd. .        1,269,154         1,120,679
                                                  -----------       -----------

               TELECOMMUNICATIONS -- 5.1%
  45,000       Cable & Wireless plc ........          669,940           268,343
     125       KDDI Corp. ..................          398,332           583,327
  21,826       Deutsche Telekom AG, ADR ....          470,035           489,994
  25,000       Elisa Communications Oyj,
               Cl. A .......................        1,187,801           408,681
      40       Japan Telecom Co. Ltd. ......        1,062,648           830,429
   6,302       Telefonica SA, ADR ..........          334,321           234,686
                                                  -----------       -----------
                                                    4,123,077         2,815,460
                                                  -----------       -----------

               TRANSPORTATION -- 0.4%
  15,637       MIF Ltd.+ ...................          188,903           195,137
                                                  -----------       -----------

               WIRELESS COMMUNICATIONS -- 1.0%
 196,376       Vodafone Group plc ..........          573,888           436,207
   5,575       Vodafone Group plc, ADR .....          196,431           124,601
                                                  -----------       -----------
                                                      770,319           560,808
                                                  -----------       -----------
               TOTAL COMMON STOCKS .........       57,402,576        53,032,429
                                                  -----------       -----------

                                                                      MARKET
 SHARES                                               COST            VALUE
 ------                                               ----            ------
               PREFERRED STOCKS -- 1.2%
               BROADCASTING -- 1.2%
  45,000       ProSieben Sat.1
                 Media AG, Pfd. ............       $  805,821       $   640,005
                                                  -----------       -----------

PRINCIPAL
 AMOUNT
---------
               U.S. GOVERNMENT OBLIGATIONS -- 0.7%
$390,000       U.S. Treasury Bill,
                 3.62%++, due 09/27/01 .....          386,664           386,645
                                                  -----------       -----------

 SHARES
 ------
               WARRANTS -- 0.0%
   5,000       Harmony Gold
                 Mining Co. Ltd., ADR,
                 expires 06/29/03 ..........                0             9,450
                                                  -----------       -----------

               TOTAL
                 INVESTMENTS -- 97.9%             $58,595,061        54,068,529
                                                  ===========
               OTHER ASSETS AND
                 LIABILITIES (NET) -- 2.1% ...................        1,133,647
                                                                    -----------
               NET ASSETS -- 100.0% ..........................      $55,202,176
                                                                    ===========
-----------------------
             For Federal tax purposes:

             Aggregate cost ..................................      $58,595,061
                                                                    ===========
             Gross unrealized appreciation ...................       $4,384,310
             Gross unrealized depreciation ...................       (8,910,842)
                                                                    -----------
             Net unrealized depreciation .....................      $(4,526,532)
                                                                    ===========
-----------------------
    +    Non-income producing security.
    ++   Represents annualized yield at date of purchase.
    ADR - American Depositary Receipt.

                                       % OF
                                      MARKET        MARKET
    GEOGRAPHIC DIVERSIFICATION         VALUE         VALUE
    --------------------------        ------      -----------
    Europe ........................    73.1%      $39,546,233
    Japan .........................    19.7%       10,646,855
    Asia/Pacific Rim ..............     5.9%        3,176,864
    North America .................     0.7%          386,645
    South Africa ..................     0.6%          311,932
                                      ------      -----------
                                      100.0%      $54,068,529
                                      ======      ===========


                 See accompanying notes to financial statements.

                    GABELLI INTERNATIONAL GROWTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS:
  Cash ..................................... $   685,809
  Investments, at value (Cost $58,595,061) .  54,068,529
  Receivable for Fund shares sold ..........     438,513
  Dividends and reclaims receivable ........     133,920
  Other assets .............................      95,349
                                             -----------
  TOTAL ASSETS .............................  55,422,120
                                             -----------

LIABILITIES:
  Payable for investment advisory fees .....      46,773
  Payable for distribution fees ............      11,702
  Other accrued expenses and liabilities ...     161,469
                                             -----------
  TOTAL LIABILITIES ........................     219,944
                                             -----------

  NET ASSETS applicable to  3,544,814
    shares outstanding ..................... $55,202,176
                                             -----------

NET ASSETS CONSIST OF:
  Capital stock, at par value .............. $     3,545
  Additional paid-in capital ...............  61,636,065
  Accumulated net investment loss                (39,469)
  Accumulated net realized loss on investments
    and foreign currency transactions ......  (1,866,595)
  Net unrealized depreciation on investments
    and foreign currency transactions ......  (4,531,370)
                                             -----------
  TOTAL NET ASSETS ......................... $55,202,176
                                             ===========

SHARES OF CAPITAL STOCK:
  CLASS AAA:
  Shares of capital stock outstanding
    ($0.001 par value) .....................   3,543,278
                                             ===========
  Net Asset Value, offering and
    redemption price per share .............      $15.57
                                                  ======
  CLASS B:
  Shares of capital stock outstanding
    ($0.001 par value) .....................       1,264
                                                  ======
  Net Asset Value, offering and redemption
    price per share ........................      $15.54(a)
                                                  ======
  CLASS C:
  Shares of capital stock outstanding
    ($0.001 par value) .....................         272
                                                  ======
  Net Asset Value, offering and redemption
    price per share ........................      $15.52(a)
                                                  ======
---------------
(a)Redemption price varies based on the length of time held.


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of foreign
    taxes of $55,648) ...................... $   497,087
  Interest .................................      15,979
                                             -----------
  TOTAL INVESTMENT INCOME ..................     513,066
                                             -----------

EXPENSES:
  Investment advisory fees .................     297,419
  Distribution fees ........................      74,424
  Custodian fees ...........................      35,253
  Registration fees ........................      35,585
  Shareholder services fees ................      29,818
  Legal and audit fees .....................      27,904
  Shareholder communications expenses ......      18,595
  Interest expense .........................      27,182
  Directors' fees ..........................       4,047
  Miscellaneous expenses ...................       2,308
                                             -----------
  TOTAL EXPENSES ...........................     552,535
                                             -----------

  NET INVESTMENT LOSS ......................     (39,469)
                                             -----------

  NET REALIZED AND UNREALIZED LOSS
    ON INVESTMENTS AND FOREIGN
    CURRENCY TRANSACTIONS:
  Net realized loss on investments
    and foreign currency transactions ......  (1,196,496)
  Net change in unrealized depreciation
    on investments and foreign currency
    transactions ...........................  (8,315,815)
                                             -----------

  NET REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS AND FOREIGN CURRENCY
    TRANSACTIONS ...........................  (9,512,311)
                                             -----------

  NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ........................ $(9,551,780)
                                             ============

                See accompanying notes to financial statements.

GABELLI INTERNATIONAL GROWTH FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                SIX MONTHS ENDED
                                                                                  JUNE 30, 2001        YEAR ENDED
                                                                                   (UNAUDITED)      DECEMBER 31, 2000
                                                                                ----------------    -----------------
OPERATIONS:
  Net investment loss ........................................................    $   (39,469)        $  (460,082)
  Net realized gain (loss) on investments and foreign currency transactions ..     (1,196,496)          2,351,668
  Net change in unrealized depreciation of investments
    and foreign currency transactions ........................................     (8,315,815)        (14,018,070)
                                                                                  -----------         -----------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................     (9,551,780)        (12,126,484)
                                                                                  -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net realized gain on investments
    Class AAA ................................................................             --          (2,329,168)
    Class C ..................................................................             --                (183)
                                                                                  -----------         -----------
                                                                                           --          (2,329,351)
                                                                                  -----------         -----------
  In excess of net realized gain on investments
    Class AAA ................................................................             --            (286,012)
    Class C ..................................................................             --                 (22)
                                                                                  -----------         -----------
                                                                                           --            (286,034)
                                                                                  -----------         -----------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ........................................             --          (2,615,385)
                                                                                  -----------         -----------
CAPITAL SHARE TRANSACTIONS:
    Class AAA ................................................................     (1,329,110)         31,909,089
    Class A ..................................................................            --                1,454
    Class B ..................................................................         21,206                 --
    Class C ..................................................................           (126)              9,862
                                                                                  -----------         -----------
    Net increase (decrease) in net assets from capital share transactions ....     (1,308,030)         31,920,405
                                                                                  -----------         -----------
  NET INCREASE (DECREASE) IN NET ASSETS ......................................    (10,859,810)         17,178,536

NET ASSETS:
    Beginning of period ......................................................     66,061,986          48,883,450
                                                                                  -----------         -----------
    End of period ............................................................    $55,202,176         $66,061,986
                                                                                  ===========         ===========

                 See accompanying notes to financial statements.

GABELLI INTERNATIONAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli International Growth Fund, Inc. (the "Fund") was organized on May 25, 1994 as a Maryland corporation. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is long term capital appreciation. The Fund commenced investment operations on June 30, 1995.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on that day, then the security is valued at the closing bid price. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the latest average of the bid and asked prices obtained from a pricing service approved by the Board of Directors, or a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the

GABELLI INTERNATIONAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counter parties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required. Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

GABELLI INTERNATIONAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") for each Class of Shares pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 2001, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $74,325 for Class AAA Shares, or 0.25% of average daily net assets, the annual limitation under its Plan. Class B and Class C Shares incurred distribution costs of $77 and $22, respectively, or 1.00% of average daily net assets, the annual limitation under each Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the six months ended June 30, 2001, other than short term securities, aggregated $2,420,644 and $16,126,617, respectively.


6. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at June 30, 2001. The average daily amount of borrowings outstanding within the six months ended June 30, 2001, was $653,536, with a related weighted average interest rate of 5.41%. The maximum amount borrowed at any time during the six months ended June 30, 2001 was $3,263,000.

7. CAPITAL STOCK TRANSACTIONS. The Fund offers four classes of shares -- Class AAA Shares, Class A Shares, Class B Shares and Class C Shares. Class A Shares, Class B Shares, and Class C Shares were first offered on March 9, 2000. No Class A Shares were outstanding at June 30, 2001.

Transactions in shares of capital stock were as follows:

                                                        SIX MONTHS ENDED             YEAR ENDED
                                                          JUNE 30, 2001            DECEMBER 31, 2000
                                                    -----------------------    ------------------------
                                                      SHARES      AMOUNT         SHARES         AMOUNT
                                                    ----------  -----------    ----------  ------------
                                                            CLASS AAA                 CLASS AAA
                                                    -----------------------    ------------------------
Shares sold ......................................   3,879,611  $63,759,037     8,381,014  $173,477,504
Shares issued upon reinvestment of dividends .....         --            --       141,068     2,539,231
Shares redeemed ..................................  (3,948,755) (65,088,147)   (7,051,841) (144,107,646)
                                                    ----------  -----------    ----------  ------------
   Net increase (decrease) .......................     (69,144) $(1,329,110)    1,470,241  $ 31,909,089
                                                    ==========  ===========    ==========  ============

                                                             CLASS A                   CLASS A
                                                    -----------------------    ------------------------
Shares sold ......................................          --           --           188 $       4,886
Shares redeemed ..................................          --           --          (188)       (3,432)
                                                    ----------  -----------    ----------  ------------
   Net increase ..................................          --           --            --  $      1,454
                                                    ==========  ===========    ==========  ============

                                                             CLASS B                     CLASS B
                                                    -----------------------    ------------------------
Shares sold ......................................       1,264  $    21,206            --            --
                                                    ----------  -----------    ----------  ------------
   Net increase ..................................       1,264  $    21,206            --            --
                                                    ==========  ===========    ==========  ============

                                                             CLASS C                     CLASS C
                                                    -----------------------    ------------------------
Shares sold ......................................          61  $     1,000        96,814  $  1,804,841
Shares issued upon reinvestment of dividends .....          --           --            11           205
Shares redeemed ..................................         (72)      (1,126)      (96,542)   (1,795,184)
                                                    ----------  -----------    ----------  ------------
   Net increase (decrease) .......................         (11) $      (126)          283  $      9,862
                                                    ==========  ===========    ==========  ============

THE GABELLI INTERNATIONAL GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS (D)
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                               INCOME
                      FROM INVESTMENT OPERATIONS                          DISTRIBUTIONS
             -------------------------------------------------  --------------------------------------
                                         Net
             Net Asset               Realized and     Total                    Net                      Net Asset
   Period      Value,       Net       Unrealized      from          Net      Realized                     Value,
   Ended     Beginning  Investment  Gain (Loss) on  Investment  Investment   Gain on          Total      End of     Total
December 31  of Period     Loss      Investments    Operations    Income    Investments  Distributions   Period    Return+
-----------  ---------  ----------  --------------  ----------  ----------  -----------  -------------  ---------  -------
CLASS AAA
   2001(a)    $18.29     $(0.01)       $(2.71)        $(2.72)         --            --           --       $15.57   (14.9)%
   2000        22.82      (0.13)(b)     (3.65)         (3.78)         --        $(0.75)      $(0.75)       18.29   (16.5)
   1999        15.63      (0.09)         8.25           8.16      $(0.10)        (0.87)       (0.97)       22.82    52.4
   1998        14.40      (0.02)         2.51           2.49       (0.03)        (1.23)       (1.26)       15.63    17.4
   1997        13.42      (0.13)         1.11           0.98          --            --           --        14.40     7.3
   1996        10.98      (0.15)(b)      2.59           2.44          --            --           --        13.42    22.2
CLASS B
   2001(a)     18.28      (0.06)        (2.68)         (2.74)         --            --           --        15.54   (15.0)
CLASS C
   2001(a)     18.28      (0.07)        (2.69)         (2.76)         --            --           --        15.52   (15.1)
   2000(c)     25.94      (0.12)(b)     (6.79)         (6.91)         --         (0.75)       (0.75)       18.28   (26.6)



               RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
             --------------------------------------------------
                            Net
             Net Assets  Investment     Operating
   Period      End of      Loss to     Expenses to    Portfolio
   Ended      Period      Average     NetAverage Net   Turnover
December 31  (in 000's)    Assets    Assets(f)(g)(h)    Rate
-----------  ----------  ----------  ---------------  ---------
CLASS AAA
   2001(a)    $55,178     (0.13)%(e)      1.87%(e)       41%
   2000        66,057     (0.68)          1.77           62
   1999        48,883     (0.62)          1.90           74
   1998        26,791     (0.14)          1.98           52
   1997        18,133     (0.82)          2.46           63
   1996        12,815     (1.21)          2.72           55
CLASS B
   2001(a)         20     (0.88)(e)       2.62(e)        41
CLASS C
   2001(a)          4     (0.88)(e)       2.62(e)        41
   2000(c)          5     (1.43)(e)       2.52(e)        62

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) For the period ended June 30, 2001; unaudited.
(b) Based on average month-end shares outstanding.
(c) From commencement of offering of Class C Shares on March 9, 2000.
(d) Class A Shares were outstanding for the period March 13, 2000 through November 30, 2000. Financial Highlights are not presented for Class A Shares as the information for this period is not considered meaningful.
(e) Annualized.
(f) The Fund incurred interest expense for the years ended December 31, 1999, 1998 and 1997. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.88%, 1.96% and 2.44%, respectively. During the period ended December 31, 1996, the Adviser voluntarily reimbursed certain expenses. Before reimbursement, the ratios of operating expenses and net investment loss to average net assets would have been 3.62% and (2.12)% (annualized), respectively.
(g) The Fund incurred interest expense for the year ended December 31, 2000. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.75% and 2.50% for Class AAA and Class C Shares, respectively.
(h) The Fund incurred interest expense for the six months ended June 30, 2001. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.78%, 2.53% and 2.53% for Class AAA, Class B and Class C Shares, respectively.

                See accompanying notes to financial statements.

                     GABELLI INTERNATIONAL GROWTH FUND, INC.
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                 BOARD OF DIRECTORS
Mario J. Gabelli, CFA           Werner J. Roeder, MD
CHAIRMAN AND CHIEF              MEDICAL DIRECTOR
INVESTMENT OFFICER              LAWRENCE HOSPITAL
GABELLI ASSET MANAGEMENT INC.

Anthony J. Colavita             Anthonie C. van Ekris
ATTORNEY-AT-LAW                 MANAGING DIRECTOR
ANTHONY J. COLAVITA, P.C.       BALMAC INTERNATIONAL, INC.

Karl Otto Pohl
FORMER PRESIDENT
DEUTSCHE BUNDESBANK

            OFFICERS AND PORTFOLIO MANAGER
Caesar Bryan                    Bruce N. Alpert
PRESIDENT AND                   VICE PRESIDENT
PORTFOLIO MANAGER               AND TREASURER

James E. McKee
SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                             Willkie Farr & Gallagher



--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Gabelli International Growth Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB009Q201SR

                                            [PHOTO OMITTED OF MARIO J. GABELLI]


GABELLI
INTERNATIONAL
GROWTH
FUND,
INC.

                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2001